EXHIBIT 24
ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Patricia A. Woertz
Patricia A. Woertz

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ G. Allen Andreas
G. Allen Andreas

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Alan L. Boeckmann
Alan L. Boeckmann

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Mollie Hale Carter
Mollie Hale Carter

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Roger S. Joslin
Roger S. Joslin

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Patrick J. Moore
Patrick J. Moore

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ M. Brian Mulroney
M. Brian Mulroney

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Thomas F. O’Neill
Thomas F. O’Neill

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Antonio Maciel Neto
Antonio Maciel Neto

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ O. Glenn Webb
O. Glenn Webb

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D.J. SMITH and DOUGLAS J. SCHMALZ, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of (i) debt securities of said Company, including, without limitation, unsecured debentures, notes and other unsecured debt obligations of said Company, and warrants exercisable for such debt securities, (ii) common stock of said Company and warrants exercisable for common stock, and (iii) such other securities of said Company as are deemed necessary or desirable for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of May, 2006.

/s/ Kelvin R. Westbrook
Kelvin R. Westbrook